UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2019

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania 19103
(Address of Principal Executive Offices, and Zip Code)

(215) 207-2100
Registrant’s telephone number, including area code:

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported in the Form NT 10-Q filed by RAIT Financial Trust (“RAIT”) with the Securities and Exchange Commission (the “SEC”) on May 16, 2019, RAIT was unable to file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019 (the “Form 10-Q”) by the prescribed due date without unreasonable effort or expense because RAIT required additional time to complete the preparation of RAIT’s financial statements for the quarterly period ended March 31, 2019 to complete an evaluation of whether its investments in preferred equity interests should be accounted for as loans or as equity method investments. Historically, RAIT has accounted for its preferred equity interests as loans, which were reflected on its balance sheet included in RAIT’s annual report on Form 10-K for the year ended December 31, 2018 filed by RAIT with the SEC on March 26, 2019 (the “2018 Annual Report”) as having a $28.6 million unpaid principal balance.

On June 6, 2019, RAIT was authorized by the Audit Committee of its board of trustees to request accounting guidance from the SEC’s Office of the Chief Accountant (the “OCA”) regarding the accounting treatment for its preferred equity interests.  RAIT is preparing a written submission to the OCA containing relevant facts and analysis and expects to deliver this submission to the OCA as soon as reasonably practicable.  Upon receipt of the requested guidance, RAIT will determine the appropriate response consistent with such guidance.  If the OCA indicates RAIT’s historical approach is acceptable, RAIT anticipates it will file the Form 10-Q as soon as reasonably practicable thereafter.  If the OCA indicates that RAIT must account for its preferred equity interests as equity method investments or by some other alternative method, RAIT will determine the steps and timing needed to ensure its financial statements comply with such guidance.  There can be no assurance that the outcome of the final determination will not have a material effect on RAIT’s financial statements.

RAIT’s securities currently trade on the OTCQB trading platform.  The OTC Markets Group (the “OTC Market”) has advised RAIT that RAIT is not in compliance with Section 2.2 of the “OTCQB Standards” (the “Standards”) for failing to file the Form 10-Q by May 15, 2019.  Under Section 2.2 of the Standards, RAIT has until July 1, 2019 to file the Form 10-Q to maintain the eligibility of its securities to trade on the OTCQB market.  The OTC Market has advised RAIT that if RAIT has not filed the Form 10-Q by July 1, 2019, RAIT’s securities will cease trading on the OTCQB and will begin trading on the OTC Pink market.  If that were to occur, while the trading symbols for such securities are not expected to change, RAIT expects that trading in RAIT’s securities would be adversely affected.

As previously reported in the 2018 Annual Report, during the second half of 2018, RAIT’s management, with direction from RAIT’s board of trustees, resumed the review of the potential strategic and financial alternatives for RAIT as part of RAIT’s 2019 strategic steps outlined in the 2018 Annual Report.  The discussions with third parties in connection with the 2019 strategic steps referenced in the 2018 Annual Report continued through the first quarter of 2019 and are still ongoing at the time of filing of this current report.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking.  Such statements include, but are not limited to, RAIT’s statements regarding the anticipated timing of filing of the Form 10-Q. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “plans,” “continuing,” “ongoing,” “expects,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in the 2018 Annual Report. Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the timing and outcome of the submission process with the SEC described in this Form 8-K and the potential impact on our financial statements; any further delay in the filing of the Form 10-Q; the timing and outcome of the strategic alternatives process referenced in this Form 8-K; the suspension of our eligibility to use Form S-3 registration statements; the impact on any previously-reported financial statements; additional uncertainties related to accounting issues generally and other risks and uncertainties described in RAIT’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for RAIT to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Form 8-K. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by RAIT or any other person that RAIT’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on RAIT’s forward-looking statements, and RAIT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

June 6, 2019	By:	/s/ John J. Reyle
Name: John J. Reyle
Title: Chief Executive Officer,
President and General Counsel